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                                                                    EXHIBIT 10.8

                               OPTION AGREEMENT

                                    BETWEEN

                          EISI ACQUISITION CO., INC.

                                      and

                                Michael Dennis

                                 ("Employee")

                           Dated as of March 4, 1994

          THIS AGREEMENT MAY NOT BE ASSIGNED OR OTHERWISE TRANSFERRED WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, AND ANY PURPORTED TRANSFER WITHOUT SUCH CONSENT SHALL BE VOID. NEITHER THE OPTION REPRESENTED BY THIS AGREEMENT NOR THE SHARES OBTAINABLE ON ITS EXERCISE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE "STATE ACTS"). THE OPTION AND THE OPTION SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND QUALIFICATION UNDER THE STATE ACTS OR EXEMPTIONS FROM SUCH REGISTRATION OR QUALIFICATION REQUIREMENTS (INCLUDING, IN THE CASE OF THE SECURITIES ACT, THE EXEMPTION AFFORDED BY RULE 144).

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                                OPTION AGREEMENT

          Effective as of the 4th day of March 1994, EISI Acquisition Co., Inc., a California corporation (the "Company"), and Michael Dennis ("Employee") , agree as follows:

          SECTION 1. Purchase and Sale of Option.  The company hereby issues to
                     ---------------------------
Employee the non-transferable right and option ("Option") to purchase up to 352 shares (subject to adjustment as set forth herein) of its Common Stock at a purchase price of $.10 per share without commission or other charge pursuant to the terms hereof. The shares of Common Stock issuable an the exercise of the option are referred to herein as the "Option Shares."

          SECTION 2. Restrictions on Transfer.  This Option Agreement is not
                     ------------------------
assignable or otherwise transferable except with the prior written consent of the Company, and any purported transfer without such consent shall be void. The Option Shares cannot be sold, pledged, hypothecated or otherwise transferred except pursuant to the terms of the Shareholders Agreement among the Shareholders of the Company. Employee agrees that prior to exercise-of the Option, Employee must first execute the then current Shareholders Agreement among the Shareholders of the Company. The certificate to be issued for the Option Shares may bear substantially the following legend:

          THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS (THE STATE "ACTS"), HAVE BEEN ACQUIRED FOR INVESTMENT AND ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN A SHAREHOLDERS AGREEMENT AMONG THE SHAREHOLDERS OF THE COMPANY.

          SECTION 3. Representations and Warranties of Employee. Employee hereby
                     ------------------------------------------
represents and warrants to the Company that it is entering into this Option Agreement and acquiring the Option and, upon the exercise of the Option, will acquire the Option Shares for investment purposes only and not with the view to the resale or distribution thereof, and that it has no present intention of selling, negotiating or otherwise disposing of the Option or the Option Shares. Employee represents that it has consulted with its own legal, accounting, tax, investment and other advisors, that it is not relying an representations made or information provided by the Company or its Affiliates in deciding to enter into this Option Agreement or to make the investments described herein, that it understands that no governmental agency has made any determination as to the fairness of any such investments, and it has made or will make its own investigation of the advisability of such investments, and assumes the risk of a total loss of its investment. Employee understands that the securities to be issued will be offered and sold subject to restrictions on transfer, that they will not be registered or qualified under the Securities

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Act or state "blue sky" laws and that they may bear legends restricting or prohibiting their-transferability. Employee represents that it is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D under the Securities Act.

          Employee has obtained or effected all required consents, approvals or authorizations of or designations, declarations or filings with any governmental authority required on the part of Employee in connection with the valid execution, delivery and performance of this Agreement by Employee, and the consummation by Employee of any other transaction contemplated hereby.

          SECTION 4. Exercise and Termination of Option.
                     ----------------------------------


               (a)  Exercise.  Employee may exercise this Option in whole or in
                    --------
part at anytime prior to 5:00 p.m. Pacific time, December 31, 2003. This Option expires at 5:00 p.m. Pacific time, December 31, 2003 (the "Final Expiration Date").

          Upon any partial exercise of this Option, this Option shall thereafter represent the right to purchase only such Option Shares as remain unexercised.

          To exercise the Option, Employee shall deliver to the Company at the address designated for such purpose in Section 8 hereof the form of Election to Purchase attached hereto as Exhibit A along with payment of the Exercise Price in current and immediately available funds for the number of Option Shares which Employee wishes to purchase hereunder. The Company will not be obligated to issue fractions of shares of Common Stock.

          Upon such delivery of the Election to Purchase and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to Employee a certificate or certificates for the number of Option Shares issuable upon the exercise of such Options. The Option Shares, when issued and delivered in accordance with this Agreement, will be duly and validly authorized and issued, fully paid and nonassessable, and, assuming the accuracy of Employee's representations set forth in Section 3, issued in accordance with all applicable state and federal securities laws. The Company will pay any documentary stamp taxes attributable to the initial issuance of Option Shares upon the exercise of Options.

               (b)  Termination. This Option may not be exercised to any extent
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by anyone after the first to occur of the following events:

                    (i)  The Final Expiration Date; or

                    (ii) The expiration of three months from the date of the Optionee's termination of employment for any reason, unless the Optionee dies within said three-month period; or

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                    (iii) The expiration of one year from the date of the
     Optionee's death; or

                    (iv) The effective date of either the merger or consolidation of the Company with or into another corporation, or the acquisition by another corporation or person (excluding any employee benefit plan of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company) of all or substantially all of the Company's assets or 51% or more of the Company's then outstanding voting stock, or the liquidation or dissolution of the Company, unless the Company waives this provision in connection with such transaction. At least ten days prior to the effective date of such merger, consolidation, acquisition, liquidation or dissolution, the Company shall give the Optionee notice of such event if the Option has then neither been fully exercised nor become unexercisable under this Section 4 (b).

          SECTION 5. Optionee Put.  The Company agrees that, in the event that
                     ------------
the Optionee's employment with the Company is terminated by the Company for any reason other than Good Cause or he resigns his employment for "Good Reason," the Optionee shall have the right to require the Company to purchase, for $50,000:
(i) all, but not less than all, of Optionee's rights under this Option Agreement, in the event Optionee has not exercised the Option; or (ii) all, but not less than all, of Optionee's Option Shares, in the event Optionee has exercised the Option. Optionee shall notify the date Company of his intent to exercise his rights under this Section 5 not more than 60 days after the effective of the termination of his employment with the Company. Optionee's rights under this Section 5 shall be subject to and consummated in compliance with the requirements of applicable laws and regulations, including without limitation the requirements of the federal securities laws and state securities or blue sky laws. The parties hereto agree to use all reasonable efforts to take, or cause to be taken and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective as promptly as practicable the provisions of this Section 5.

          For the purposes of this Option Agreement, "Good Cause" shall mean (x) the Employee's willful misconduct or habitual neglect of his duties as an employee, (y) dishonest or illegal conduct by the Employee or (z) the Employee's conviction of any felony or a misdemeanor involving moral turpitude. "Good Reason" shall mean the occurrence of any of the following events without the Employee's express written consent:(a) the assignment to the Employee of duties inconsistent with the position and status held by the Employee on the date of this Option Agreement, or a substantial alteration in, the nature, status or prestige of the Employee's responsibilities (other than any such alteration primarily attributable to a medical or physical infirmity of the Executive which the Company has attempted to accommodate); or (b) a substantial reduction by the Company in the Employee's compensation from that provided on the date of this Option Agreement (unless other employees of the Company are subject to a similar reduction due to the financial condition of the Company).

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          SECTION 6. Reservation of Option Shares.  The Company will, until the
                     ----------------------------
Final Expiration Date, reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Option Shares upon exercise of this Option, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of this Option.

          SECTION 7. Adjustment of Exercise Price and Number of Option Shares
                     --------------------------------------------------------
Issuable.  The Exercise Price and the number of Option Shares issuable upon the
--------
exercise of each Option are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 7.


               (a)  Adjustment for Change in Common Stock.
                    -------------------------------------

                    If the Company:

                    (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

                    (ii) subdivides its outstanding shares of Common Stock into a greater number of shares;

                    (iii) combines its outstanding shares of Common Stock into a smaller number of shares;

then the number of Option Shares and the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that, if Employee thereafter exercises this Option, it may receive the aggregate number and kind of shares of capital stock of the Company which it would have owned immediately following such action if this Option had been exercised immediately prior to such action.

          The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision or combination.

               (b)  Notice of Adjustment.
                    --------------------

          The Company shall provide Employee with written notice of any of the foregoing adjustments at least 15 days before the effective date of the adjustment.

               (c)  Reorganization of Company.
                    -------------------------

          If the Company consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any person, upon consummation of such transaction the Option

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shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Option would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Option immediately before the effective data of the transaction. Concurrently with the consummation of such transaction, the Corporation formed by or surviving any such consolidation or merger if other than the Company, or the person to which such sale or conveyance shall have been made, shall enter into a supplemental Option Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section. The successor Company shall mail to Employee a notice describing the supplemental Option Agreement.

          If the issuer of securities deliverable upon exercise of Options under the supplemental Option Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Option Agreement.

          If this subsection (c) applies, subsections (a) and (b) of this
Section 7 do not apply.

          SECTION 8. Notices to Company and Employee.  Unless otherwise provided
                     -------------------------------
herein, all notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand, or sent by certified mail, return receipt requested, with proper postage prepaid, in each case addressed as follows:

               EISI Acquisition Co., Inc.
               1420 Kingsboro Court
               Westlake Village, California  91362
               Attention:  Donald J. Esters

               Employee

          Either party may designate a different address for notice purposes by written notice to the other.

          SECTION 9. Governing Law, Dispute Resolution.  This Agreement shall be
                     ---------------------------------
deemed to be a contract made under the laws of the State of California and for all purposes shall be construed in accordance with the internal laws of said State without reference to the choice of law provisions thereof. All disputes, controversies or differences which may arise between-the parties out of or in relation to or in connection with this Agreement shall be finally settled by arbitration conducted before the American Arbitration Association in Santa Clara County, California. Judgment upon the award rendered may be entered in any court having jurisdiction or application may be made to such court for a judicial acceptance of the award and an order of enforcement. Each party shall bear its own expenses of the arbitration, but the arbitrator's fees and costs shall be borne equally between the parties participating in the arbitration.

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          SECTION 10. Benefits of This Agreement.  Nothing in this Agreement
                      --------------------------
shall be construed to give to any person or corporation other than the Company and Employee any legal or equitable right, remedy or claim under this Agreement. This Agreement shall be for the sale and exclusive benefit of the Company and Employee.

          SECTION 11. Counterparts.  This Agreement may be executed in any
                      ------------
number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          SECTION 12. No Employment Agreement.  The Employee and the Company
                      -----------------------
agree that this Option Agreement shall not constitute an employment agreement and that, subject to rights granted above, the Employee's employment with the Company shall be terminable at the will of either party at any time, without notice, for any or no reason, with or without Good Cause.

          SECTION 13. Integration.  This Agreement constitutes the complete,
                      -----------
final and exclusive statement of the terms of the agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions of the parties. No modification or rescission of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.



                                    EISI ACQUISITION CO., INC.

                                    By /s/ DONALD J. ESTERS
                                      ---------------------------------

                                    Title: Chairman
                                          -----------------------------

                                      /s/ MICHAEL DENNIS
                                    -----------------------------------
                                    EMPLOYEE





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                                                                       EXHIBIT A

                        (Form of Election to Purchase)

                   (To Be Executed Upon Exercise Of Option)

          The undersigned hereby irrevocably elects to exercise the right, represented by this Election Certificate, to receive __________ shares of Common Stock and herewith tenders payment for such shares to EISI Acquisition Co., Inc. in the amount of $______ in accordance with the terms of the Option Agreement between EISI Acquisition Co., Inc. and the undersigned dated as of March _, 1994.


                                             ______________________________
                                             Employee

Date:

                                             Signature Guaranteed:

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